Changing the way you succeed.
Raymond James
31st Annual Institutional Investors Conference
March 9, 2010

Changing the way you succeed.
Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange
Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.
You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas may include amounts we believe will ultimately be produced, but that are not classified as “proved reserves” under SEC definitions. Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our
2009 Form 10-K.

Changing the way you succeed.
Historical Profile
• Deepwater subsea contracting
• Deepwater well intervention
• Robotics
• Oil and gas
 • Deepwater
 • Shelf
• Offshore production facilities
• Shelf contracting (Cal Dive)
• Reservoir evaluation and consulting
The Future
• Deepwater contracting services
 • Well Intervention
 • Robotics
 • Subsea Construction
• Deepwater oil and gas
 • Minimize exploration capex
  and risk
• Offshore production facilities
The result: A company focused on
deepwater activities and a conservative balance sheet
Helix ESG: Transforming the Business Model

$35,000.00
$30,000.00
$25,000.00
$20,000.00
$15,000.00
$10,000.00
$5,000.00
$0.00
Subsea CAPEX (US$MM)
2005
2006
2007
2008
2009
2010e
2011e
2012e
2013e
2014e
2015e
Startup Year
N. America
S. America
North Sea
Africa/Med.
Asia Pacific

Changing the way you succeed.

Global CAPEX Growth Forecast
Source: Quest Offshore Resources Subsea Database, February 2010
US$26.6bn
US$80.2bn
201% Increase

Changing the way you succeed.
Production Facilities
Marco Polo TLP (50%)
Independence Hub Semi (20%)
Helix Producer I (~82%) (2010)
Subsea
Construction
Pipelay
Intrepid
Express
Caesar- new to fleet
ROV
40 ROVs
2 ROV Drill Units
6 Chartered Vessels
5 Trenchers (200 - 2000hp)
Well Intervention
Q4000
Seawell
Well Enhancer
Normand Clough (JV)
Mobile VDS/SILs
Helix Oil & Gas
GOM shelf and deepwater
PV-10 $1.3 billion @
12/31/2009 (SEC pricing)
Proved reserves = 578 bcfe
(12/31/2009)
2010 projected production
50-60 bcfe
Helix ESG Business Segments

HELIX
ENERGY SOLUTIONS GROUP

Helix Well Ops

Wellbore Drilling

Helix Well Ops

Wellhead Installation

Helix Subsea Construction

Pipeline / Flowline / Umbilical Installation

Helix Subsea Construction

PLET / Manifold Installation

Helix Subsea Construction

Jumper Installation

Canyon Offshore

Trenching and Burial

Helix Well Ops

Well Intervention

Canyon Offshore

ROV Services

Helix Well Ops

Decommissioning, Plug & Abandonment

Helix Well Ops

Wellhead / Tree Recovery

WELL OPS
A HELIX ENERGY SOLUTIONS COMPANY

HELIX
SUBSEA CONSTRUCTION
A HELIX ENERGY SOLUTIONS COMPANY

CANYON
A HELIX ENERGY SOLUTIONS COMPANY

Changing the way you succeed.
Services For Each Stage of the Field Life Cycle

Changing the way you succeed.
MODU DP3 Q4000
MSV DP3 Well Enhancer
Helix provides well operation and decommissioning services with the Seawell riserless well intervention vessel, the flagship Q4000 semisubmersible, the Well Enhancer wireline / slickline /
coiled tubing intervention vessel, and the Normand Clough (JV) with our Subsea Intervention
Lubricator and Vessel Deployment systems.
MSV DP2 Normand Clough
MSV DP2 Seawell
Well Intervention Assets

Changing the way you succeed.
DP Reel Lay Vessel
Express
DP S-Lay Vessel
Caesar
DP Reel Lay Vessel
Intrepid
Caesar’s onboard pipe welding and testing
capability allows the vessel to lay virtually
unlimited lengths of pipe up to 36” in diameter.
Helix’s flagship pipelay and subsea construction
vessel has established an extensive track record
of field installation projects around the world.
Intrepid has the flexibility to be deployed as a
pipelay, installation or saturation diving vessel.
Subsea Construction Vessels

Changing the way you succeed.
Contracting Services Facilities
Ingleside, Texas shore base facility
 – Pipe stalk length 5,230 feet
 – Onsite subsea component fabrication
 – 300’ x 700’slip can accommodate two
 Helix Subsea Construction vessels side
 by side
 – Constructed Helix’s Danny 36-mile
 8 x 12-inch pipe-in-pipe, including
 jumpers and manifolds
Aerial view of Ingleside Shore Base
Helix Danny pipe-in-pipe welding
On-site fabrication capabilities

Changing the way you succeed.
Helix is an industry leading provider of ROV and subsea trenching services to deepwater operators worldwide.
The Helix ROV fleet consists
of 40 vehicles, covering the
spectrum of deepwater
construction services.
The 600 hp Supertrencher II
system is designed to
operate at water depths in
excess of 6,500 feet.
The state of the art I-Trencher
system trenches, lays pipe up
to 16” in diameter, and backfills
in a single operation.
Helix ROV Systems

Changing the way you succeed.
Island Pioneer
Olympic Triton
Olympic Canyon
Seacor Canyon
Normand Fortress
Chartered support vessels allows Helix to adjust the size and capability of its fleet to cost-effectively meet industry demands.
ROV/Construction Support Vessel Fleet

Normand Clough
as part of CloughHelix JV

Changing the way you succeed.
• Vessel is mechanically complete; commissioning and USCG acceptance are well advanced
• Sea trials scheduled March 2010
• DTS buoy installed on location by Q4000
• Expect deployment in Phoenix field in Q2 2010
Helix Producer I FPU

TEXAS
LOUISIANA
Highlighted Prospects
Lease Positions

Changing the way you succeed.
Oil & Gas

Changing the way you succeed.
Helix Oil and Gas

12/31/2009 Reserve Profile:
• 578 Bcfe
• ≈ 60% Deepwater GOM
• ≈ 40% proved developed
• ≈30% Oil
• PV-10 $1.3 billion (SEC)
• PV-10 $2.7 billion (forward strip price)
Production Profile:
• Current production of 145 mmcfe/d*
• 45% of production is oil
• >50% of production is deepwater, and growing
New 2010 Production (net)
• Danny oil- 5,000 boe/d
• Noonan- 30 mmcfe/d, increasing to 50+ mmcfe/d
• Phoenix- >10,000 boe/d
* As of 2/25/2010

Changing the way you succeed.
Oil and Gas Deepwater Profile

• Internal Prospect Generation via Large,
 In-House 3-D Seismic Library
• Large, Recent Long Offset 3-D Seismic
 Database,+1,500 Blocks
• Experienced Exploration/Drilling/Operations
 Team - 25+ years avg.
• 22 Defined Prospects, Helix is operator of 21
• 2.3 TCFE Net Un-Risked Reserve Potential,
 >800 BCFE Net Risked
• Majority of Prospects, if successful, are Sub
 Sea Tie-Backs
• Multiple, low risk prospects on or near
 existing Helix operated infrastructure

 Helix Oil and Gas specializes in prospect
 generation, acquisition, exploration, development
 and production, employing its own key services
 and methodologies and working to lower finding
 and development costs relative to industry norms.

Changing the way you succeed.
Caesar departing for sea trials, Nantong, China

2010 Outlook

Changing the way you succeed.
2010 Outlook

• Contracting Services demand in 1H 2010 will continue to be soft, with a rebound anticipated in 2H 2010
• Contracting Services asset utilization on Danny oil pipeline and Phoenix field development will continue to impact financial results in Q1
• Capital expenditures of approximately $200 million planned for 2010
 • $85 million relates to completion of major vessel projects
 • Oil and Gas capital expenditures of approximately $86 million, excluding P&A of approximately $61 million
• Improved liquidity and debt levels (see slide 21)
 •Expect to reduce net debt levels further by 12/31/2010
 •Expect to increase liquidity further by 12/31/2010

Changing the way you succeed.
2010 Outlook

Broad Metrics	2010 Higher End	2010 Lower End	2009
Production Range	60 Bcfe	50 Bcfe	44 Bcfe
EBITDA	$550 million	$450 million	$490 million
CAPEX	$200 million	$200 million	$328 million (A)
Commodity Price Deck		2010 Higher End	2010 Lower End	2009 (B)
Hedged	Oil	$74.75 / bbl	$74.59 / bbl	$67.11 / bbl
	Gas	$5.87 / mcf	$6.00 / mcf	$7.75 / mcf
(A) Inclusive of capitalized interest of $48 million.
(B) Including effect of settled natural gas hedge contracts.

Changing the way you succeed.
2010 Outlook

Key Oil and Gas Assumptions	Production Rates
	2010 Higher End	2010 Lower End	2009
Noonan gas (well performance)	55 Mmcfe/d by March 1, 2010	35 Mmcfe/d all year	20 Mmcfe/d
Phoenix expected start-up	Mid- Q2 >70 Mmcfe/d	Mid-year >70 Mmcfe/d	0
Hurricanes	No Significant Disruption	Significant Disruption	Lingering 2008 Hurricane Effects
Note: 2009 year end reserve estimate reductions for Noonan gas wells to increase DD&A rates in 2010 vs. prior expectations

Changing the way you succeed.
Helix Summary

$2,500
$2,000
$1,500
$1,000
$500
$0
in millions
$1,758
$2,027
$1,361
$1,668
$1,803
$1,090
Gross Debt
Net Debt
12/31/2007
12/31/2008
12/31/2009

Changing the way you succeed.
Significant Balance Sheet Improvements

Debt
• Liquidity of $657 million at 12/31/2009
• Completed approximately $600 million of non-core asset sales in 2009

Changing the way you succeed.
Liquidity and Capital Resources
Credit Facilities, Commitments and Amortization
 – $435 Million Revolving Credit Facility - UNDRAWN.
 • Facility extended to November 2012.
 • In July 2011, commitments reduced to $410 million.
 • $50 million of LCs in place.
 – $415 Million Term Loan B - Committed facility through June 2013. $4.3 million principal payments annually.
 – $550 Million High Yield Notes - Interest only until maturity (January 2016) or called by Helix. First Helix call date is January 2012.
 – $300 Million Convertible Notes - Interest only until put by noteholders or called by
 Helix. First put/call date is December 2012, although noteholders have the right to convert prior to that date if certain stock price triggers are met ($38.56).
 – $119 Million MARAD - Original 25 year term; matures February 2027. $4.4 million principal payments annually.

Changing the way you succeed.
Financial Information

Express spooling pipe at Ingleside Shore Base, Gulf of Mexico

Contracting Services
Oil & Gas
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009

Changing the way you succeed.
Note: Excludes Cal Dive and Helix RDS revenues from 2005-2009.
See Non-GAAP reconciliations on slides 28-30.
($ amounts in millions)
$575
$840
$1,071
$1,337
$1,152
Consistent Top-Line Growth

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.86
$2.79
$2.97
$2.60
$0.88
2005
2006
2007
2008
2009

Changing the way you succeed.
- 2006 results exclude the impact of
 the gain on sale in the Cal Dive IPO
 and estimated incremental
 overhead costs during the year.
- 2007 results exclude the impact of
 the Cal Dive gain, impairments and
 other unusual items.
- 2008 results exclude non-cash
 charges of $964 million for
 reduction in carrying values of
 goodwill and certain oil and gas
 properties.
- 2009 results exclude the impact of
 Cal Dive gains, impairments and
 other unusual items.

(a) See Non-GAAP reconciliations on slides 28-30.
Earnings Per Share (a)

Contracting Services
Oil & Gas
$700
$600
$500
$400
$300
$200
$100
$0
2005
2006
2007
2008
2009

Changing the way you succeed.
-2006 results exclude the impact
 of the gain on sale in the Cal
 Dive IPO and estimated
 incremental overhead costs
 during the year.
-2007 results exclude the impact
 of the Cal Dive gain,
 impairments and other unusual
 items.
-2008 results exclude non-cash
 impairments.
-2009 results exclude non-cash
 impairments and impact of Cal
 Dive gains.
(a) See Non-GAAP reconciliations on slides 28-30.
($ amounts in millions)
$278
$449
$490
$575
$609
Significant Cash Generation - EBITDAX

HELIX
ENERGY SOLUTIONS GROUP

Anthony Guegel
HELIX

Changing the way you succeed.
Non-GAAP
Reconciliations

| | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|
| | | | (in millions) | | |
| Net income applicable to common shareholders | $ 150 | $ 340 | $ 312 | $ (639) | $ 102 |
| Non-cash impairments | 1 | 5 | 73 | 918 | 72 |
| Gain on asset sales | (1) | (99) | (148) | (73) | (87) |
| Preferred stock dividends | 2 | 3 | 4 | 3 | 54 |
| Income tax provision | 75 | 131 | 103 | 67 | 86 |
| Net interest expense and other | 8 | 41 | 64 | 101 | 48 |
| Depreciation and amortization | 111 | 193 | 320 | 306 | 247 |
| Exploration expense | 6 | 43 | 27 | 33 | 24 |
| EBITDAX as reported | $ 352 | $ 657 | $ 755 | $ 716 | $ 546 |
| Less: Previously reported contribution from Cal Dive | (74) | (208) | (146) | (141) | (56) |
| Adjusted EBITDAX | $ 278 | $ 449 | $ 609 | $ 575 | $ 490 |

*We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our interest in Cal Dive in any periods presented in our adjusted EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and trasactions which are excluded.*

Changing the way you succeed.
Non-GAAP Reconciliations

| Reconciliation to Normalized EPS: | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|
| | (in millions, except earnings per share) | | | | |
| Net income applicable to common shareholders | $ 150 | $ 340 | $ 312 | $ (639) | $ 102 |
| Preferred stock dividends and accretion | 2 | 3 | 4 | - | 1 |
| Gain on subsidiary equity transaction (Cal Dive) | - | (97) | (99) | - | (50) |
| Goodwill and other intangible impairments | - | - | - | 715 | - |
| Other non-recurring items | - | 5 | 70 | 161 | 41 |
| Net income, excluding non-cash gains on Cal Dive equity transactions and other unusual items | $ 152 | $ 251 | $ 287 | $ 237 | $ 94 |
| Diluted Shares | 82 | 90 | 96 | 91 | 106 |
| Normalized EPS | $ 1.86 | $ 2.79 | $ 2.97 | $ 2.60 | $ 0.88 |

Changing the way you succeed.
Non-GAAP Reconciliations

| | 2005 | | 2006 | | 2007 | | 2008 | | 2009 |
|---|---|---|---|---|---|---|---|---|---|
| | | | | (in millions) | | | | | |
| Revenue As Reported | $ 794 | $ | 1,328 | $ | 1,732 | $ | 2,114 | $ | 1,462 |
| Less: Cal Dive | (219) | | (488) | | (580) | | (777) | | (391) |
| Helix ESG Revenues | $ 575 | $ | 840 | $ | 1,152 | $ | 1,337 | $ | 1,071 |

Changing the way you succeed.
Non-GAAP Reconciliations

Changing the way you succeed.